Other assets (Tables)	12 Months Ended
Dec. 31, 2019
Other assets.
Schedule of other assets
Recoverable taxes (i)	201,522	183,628
Advances to third parties (ii)	19,942	2,472
Prepaid expenses	11,678	8,556
Judicial deposits	7,281	9,230
Other assets	45,288	39,429
	285,711	243,315
Current assets	140,984	122,857
Non-current assets	144,727	120,458

(i)	The increase in recoverable taxes is mainly due to a lower level of value added taxes (VAT) payable in the Company's Brazilian operations.
(ii)

The increase in advances to third parties is related to advances in the amount of USD 9,408 to service providers in Peru and advances in the amount of USD 8,825 to a third-party ore supplier in Brazil.